Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Central Energy Partners LP (“Central Energy”) on Form 10-Q for the three months ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Imad K. Anbouba, Chief Executive Officer and President of Central Energy GP LLC, the General Partner of Central Energy and Ian T. Bothwell, Chief Financial Officer of Central Energy GP LLC, the General Partner of Central Energy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Central Energy.

/s/ Imad K. Anbouba
Imad K. Anbouba,
Chief Executive Officer and President of
Central Energy GP LLC, the
General Partner of
Central Energy Partners LP
November 14, 2012

/s/ Ian T. Bothwell
Ian T. Bothwell,
Chief Financial Officer of
Central Energy GP LLC, the
General Partner of
Central Energy Partners LP
November 14, 2012